UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2020

The First Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Mississippi	000-22507	64-0862173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6480 U.S. Hwy 98 West, Hattiesburg, MS		39402
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(601) 268-8998
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	FBMS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07        Submission of Matters to a Vote of Security Holders. On May 28, 2020, The First Bancshares, Inc. (the “Company”) held its 2020 annual meeting of shareholders (the “Meeting”). Four proposals were voted on at the Meeting. As of the record date, there were 21,398,678 shares entitled to vote, of which 16,090,606 shares, or 75.19%, were voted by proxy at the Meeting. The matters voted on at the Meeting and final voting results are summarized below.

Proposal 1 - A Company proposal to elect four Class I directors to serve a three-year term expiring at the 2023 annual meeting of shareholders, or until their successors are elected and qualified:

Directors Elected	Votes For	Votes Withheld	Broker Non-Votes

Rodney D. Bennett, Ed.D	13,175,467	323,765	2,591,374

Ted E. Parker	12,332,574	1,166,658	2,591,374

J. Douglas Seidenburg	12,967,517	531,715	2,591,374

Renee Moore	13,381,979	117,253	2,591,374

Each of the four director nominees was elected for a three-year term.

Proposal 2 - A Company proposal to approve an amendment to the 2007 Stock Incentive Plan

Votes For	Votes Against	Abstained	Broker Non-Votes

13,098,444	353,292	47,496	2,591,374

The amendment to the 2007 Stock Incentive Plan was approved.

Proposal 3 - A Company proposal to approve, on an advisory basis, the 2019 compensation of its named executive officers:

Votes For	Votes Against	Abstained	Broker Non-Votes

9,814,956	3,489,915	194,361	2,591,374

The 2019 compensation of the Company’s named executive officers was approved on an advisory basis.

Proposal 4 - A Company proposal to ratify the appointment of Crowe LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019:

Votes For	Votes Against	Abstained	Broker Non-Votes

15,757,846	324,637	8,123	0

The appointment of Crowe LLP as the Company's independent registered public accounting firm was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The First Bancshares, Inc.

Date: May 29, 2020
/s/ Donna T. (Dee Dee) Lowery
Donna T. (Dee Dee) Lowery
Executive Vice President and Chief
Financial Officer